Individual Application        Aetna Life Insurance and Annuity Company
for Annuity Contract          IRA Customer Service
                              151 Farmington Avenue
                              Hartford, Connecticut  06156-1258

This application is for Aetna Internal Rollover IRA and Simplified Employee Pension (SEP) Contracts only.
Customer Information


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1.  Name of Applicant (Last, First, Initial)                                     Social Security Number

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    Street Address                                                               Home Phone Number            Work Phone Number

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    City                                                                         State                        ZIP Code

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2.  | |  Male        | |    Female                      3.    | |  Married  | |  Single   4.   Number of Dependents

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5.  Birthdate                                           6.    Planned Retirement Age      7.   Occupation

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8.  Employer Name and Address                                                             9.   If you are associated with an NASD*
                                                                                                member, please list the affiliation

                                                                                           * National Association of Security
                                                                                             Dealers, Inc.
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10. What are your Investment Objectives?
    | |  Tax Deferral     | |  Safety of Principal    | |  Long Term Capital Growth         | |  Income    | |  Other __________
11. Amount of Life Insurance        | |  None     | |  $1 - 100,000      | |  More than $100,000
12. Amount of Savings         | |  None       | |  $1 - 5,000   | |  $5,001 - 10,000        | |  More than $10,000
13. Annual Income
    | |  $1 - 10,000     | |  $10,001 - 25,000     | |  $25,001 - 40,000       | |  $40,001 - 50,000    | |  More than $50,000
Account Information
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14. Type of plan and section of Internal Revenue Code under which the plan will qualify:
    | |  IRA 408(b)            | |  SEP 408(k):  Name of plan ___________________________________________________________________

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15. Will this change or replace any existing life insurance or annuity contract?      | |  No     | |  Yes
    (Include replacement notice if applicable)
         If yes, please provide carrier name, account number and date to be cancelled:
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16. Complete this section for IRA Rollover. (The contract is subject to a minimum rollover amount.Please refer to the prospectus.)
    Payout will be:     | |  Deferred    | |  Immediate                          Rollover Amount:  $_________________
    If applying for a Single Premium Immediate Annuity Contract, please also complete the Aetna Settlement Election Form
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17. Complete this section for Installment Payment.  (The contract is subject to a minimum installment amount.  Please refer to the prospectus.)
    Payment Frequency:      | |  Annual   | |  Semi-annual   | |  Quarterly | |  Monthly   | |  Automatic Bank Check Plan (Attach
    forms)
    Installment Payment Amount $____________  The initial payment is for the tax year ending December 31, _____
Investment Options
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18. Enter the percentage of payment to be allocated to each investment option.  Total must be 100%.  Use only whole percentages on up to 10 investment option choices.  (*Please refer to the prospectus for Guaranteed Account options available)

    Aetna Income Shares (Bond)                              ____%      Alger American Fund (Small Capitalization Portfolio)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Fixed Account (Credited Interest)                 ____%      Fidelity Investments VIP Fund (Growth Portfolio)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna GET Fund Series (GET)                             ____%      Fidelity Investments VIP Fund (Equity-Income Portfolio)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Variable Fund (Growth & Income)                   ____%      Fidelity Investments VIP Fund (Overseas Portfolio)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Guaranteed Short Term Account*                    ____%      Scudder VL Investment Fund (International Portfolio)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Guaranteed Long Term Account*                     ____%      TCI Portfolios, Inc., TCI Growth (Growth)
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Investment Advisers Fund, Inc. (Managed)          ____%      Other
    -------------------------------------------------------            -----------------------------------------------------------
    Aetna Variable Encore Fund (Money Market)               ____%      Other
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                                                                       TOTAL
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703.00.1A

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Beneficiary Information
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19. Primary:
    Name and Relationship   ________________________ Social Security Number  ____________________________ Birthdate ______________
                            ________________________                         ____________________________           ______________
    Contingent:
    Name and Relationship   ________________________ Social Security Number  ____________________________ Birthdate ______________
                            ________________________                         ____________________________           ______________

Explanation of Variable Annuity Contract
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20. Before entering into this agreement, please read the following carefully.  (Complete details are in the prospectus.)

    1.  This variable annuity contract is intended as a long-term retirement plan.
    2.  Variable benefits cannot be predicted or guaranteed as to a dollar amount.
    3.  A daily deduction is made from the variable portion of the contract values.  This charge is for investment management expenses and the contract guarantees.
    4.  A maintenance fee may be deducted from the value of the contract each year.
    5.  If any part of this contract is surrendered, there may be deferred sales charges deducted from the surrendered amount.
    6.  Once annuity payments begin, they can only be stopped if provided by your contract.

Signature Information (The contract effective date will be the date of applicant's signature.)
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21. Special Requests

22. Please read the information below and sign in the space provided.

    I have received the following prospectuses dated ________________________
    1.  PFS 703.00.1                       | |  Please send me a Statement of Additional Information for this prospectus.
    2.  Current Prospectuses for all of the available funds under this contract.

    I understand that annuity payments and termination values (if any) provided by this contract, when based on the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. However, fixed and/or general account funds will not vary and are guaranteed as to a fixed dollar amount. I understand that when I make future changes to my investment accounts, I have full responsibility for determining that these changes are consistent with my existing investment objectives.

    Dated at _______________________________ this ________________ day of _______________________ 19_____________
                         City and State
                                            _____________________________                     _____________________________
                                                           Witness                               Applicant (Contract Holder)
Producer Information
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Name   _______________________________ ALIAC Office and Producer Codes    _______________ Percentage of Participation______________

       _______________________________                                    _______________                            ______________

Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if this contract is
issued?:      | |  Yes       | |  No                 Social Security Number _______________________________________

By your signature below, you certify that you have reviewed the details of the client's retirement program and believe the contract applied for is suitable for that program.

                                    ________________________________________         ____________________________________________
                                          License No. (Florida only)                          Signature of Agent
Home Office Use Only
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Corrections and Amendments:  Errors and omissions may be corrected by the Company.  Written consent of the application required for the following:  Change in plan, age at issue, birthdate, classification, amount, extra benefits and allocation entered or omitted.
(N/A in West Virginia)
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